Harris Insight Funds Trust
                        Supplement dated June 1, 1999 to
           Harris Insight Funds N Shares Prospectus dated May 3, 1999 Harris Insight Funds A Shares Prospectus dated May 3, 1999
     Harris Insight Funds Institutional Shares Prospectus dated May 3, 1999

The following text replaces the corresponding paragraph under the section entitled Portfolio Managers - Portfolio Mangaers of the Harris Insight Equity Funds.

GROWTH FUND - T. Andrew Janes. Mr. Janes joined HIM in 1999 and serves as Partner and Portfolio Manager. He was appointed portfolio manager of the Fund effective May 28, 1999 and has 13 years experience in portfolio management, investment research, and trust administration. Prior to joining HIM, he served as portfolio manager for a large banking institution, managing mutual funds and institutional accounts.